EXHIBIT 99.1

Execution Version

SHARE EXCHANGE AGREEMENT OF

MEDWELLAI, INC.

This SHARE EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of July 21, 2025, by and among MEDWELLAI, INC., a Nevada corporation f/k/a Integrated Ventures, Inc. (the “Company”), and BHP Capital NY, Inc. (the “Stockholder”).

Recitals

A. Stockholder currently owns 3,000 shares of Series D Preferred Stock of the Company and 1,500 shares of Series C Preferred Stock of the Company (the “Existing Shares”).

B. The Company desires to consolidate the classes of Series C and Series D Preferred Stock of the Company and exchange all of the Existing Shares into shares of Class C Preferred Stock (the “Exchange Shares”), and the Company has agreed to issue Exchange Shares to the Stockholder such the Stockholder will hold 6,500 shares of Series C Preferred Stock in connection with the Exchange (defined below), subject to the terms and conditions of this Agreement.

C. In addition to the consolidation of share classes, the Exchange contemplates the retirement of approximately $2,133,081 in accrued but unpaid dividends due to Stockholder pursuant to its ownership of the Existing Shares.

D. The Company is concurrently amending and restating the Certificate of Designation for the Series C Preferred Stock to facilitate the Exchange and the issuance of the Exchange Shares.

E. Concurrently with the Exchange and amending and restating the Certificate of Designation for the Series C Preferred Stock, the Series D Preferred Stock is being terminated.

F. No additional consideration is being paid by the Stockholder to the Company in connection with the Exchange and receiving the Exchange Shares.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Exchange of Shares and Closing.

(a) Exchange. At the Closing (defined below), subject to the terms and conditions set forth herein, (i) the Stockholder will convey, transfer, and assign to the Company the Existing Shares, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature, or description, and the Company will redeem, purchase, and accept from the Stockholder the Existing Shares; and (ii) in exchange for the transfer of the Existing Shares by the Stockholder, the Company will issue, convey, transfer, and assign to the Stockholder the Exchange Shares (such transaction, the “Exchange”).

1

(b) Closing. The closing of the Exchange (the “Closing”) shall take place immediately on the date of this Agreement, whether through in-person delivery of, or electronically through, the parties’ exchange of documents and signatures.

2. Representations and Warranties of Stockholder. The Stockholder represents and warrants to the Company, severally and not jointly, as follows:

(a) Requisite Power and Authority. The Stockholder has all necessary power and authority to execute and deliver this Agreement. All action on the Stockholder’s part required for the lawful execution and delivery of this Agreement has been taken. Upon its execution and delivery, this Agreement will be valid and binding obligations of the Stockholder, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) as limited by general principles of equity that restrict the availability of equitable remedies.

(b) Investment Representations. The Stockholder understands that the Exchange Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Stockholder also understands that the Exchange Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Stockholder’s representations contained in this Agreement.

(c) Acquisition for Own Account. The Stockholder is acquiring the Exchange Shares for the Stockholder’s own account for investment only, and not with a view towards their distribution.

(d) Accredited Investor. The Stockholder represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

3. Representations and Warranties of the Company. The Company represents and warrants to the Stockholder that the following representations, warranties, and statements are true and correct as of the Closing:

(a) Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Exchange Shares, to carry out the provisions of this Agreement, and to carry on its business as presently conducted and as presently proposed to be conducted.

(b) Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors, and Stockholder necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closing, and the authorization, issuance, and delivery of the Exchange Shares pursuant hereto has been taken. The Agreement, when executed and delivered, will be the valid and binding obligation of the Company enforceable in accordance with their terms.

2

(c) Compliance with Other Instruments. The Company is not in violation or default of any term of its charter documents, each as amended, or of any provision of any mortgage, indenture, contract, lease, agreement, instrument, or contract to which it is party or by which it is bound or of any judgment, decree, order or writ other than any such violation that would not have a material adverse effect on the Company. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Exchange Shares pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a material default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

(d) Contingencies. The Exchange is contingent upon the Company filing the Amended and Restated Certificate of Designation for the Series C Preferred Stock and the ancillary agreements contemplated thereby.

4. Tax Consequences. Each party acknowledges and agrees that it has reviewed with its own tax advisors the federal, state, local, and foreign tax consequences of this Exchange. Each party is relying solely on such advisors and not on any statements or representations of the other party’s advisors or agents with respect to the tax consequences of the Exchange.

5. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada in all respects as such laws are applied to agreements among Nevada residents entered into and performed entirely within Nevada, without giving effect to conflict of law principles thereof.

(b) Survival. The representations, warranties, covenants, and agreements made herein shall survive the Closing of the transactions contemplated hereby. The representations, warranties, covenants, and obligations of the Company, and the rights and remedies that may be exercised by the Stockholder, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, any of the Stockholder or any of their representatives.

(c) Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time; provided, however, that neither party may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other party.

(d) Entire Agreement. This Agreement, the exhibits and schedules hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable for or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein.

3

(e) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

(f) Amendment and Waiver. This Agreement may be amended or modified, and the obligations of the Company and the rights of the holders of the Exchange Shares under the Agreement may be waived, only upon the written consent of the Company and the Stockholder.

(g) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth in the Certificate of Designation for the Series C Preferred Stock and to the Stockholder at the address on the signature page hereto, or at such other address or email address as the Company or Stockholder may designate by ten (10) days advance written notice to the other parties hereto.

(h) Expenses. Except as expressly provided in this Agreement, all parties shall be responsible for fees and expenses incurred in the negotiation and review of this Agreement and related transaction.

(i) Attorney Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

(j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may also be executed and delivered by facsimile signature, PDF, or any electronic signature complying with the U.S. Federal ESIGN Act of 2000.

[Signature page follows]

4

Execution Version

IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the date first set forth above.

COMPANY

MEDWELLAI, INC.

By:	/s/ Steve Rubakh
Steve Rubakh, CEO

SIGNATURE PAGE
EXCHANGE AGREEMENT—MEDWELLAI, INC. (BHP)

5

Execution Version

IN WITNESS WHEREOF, the Stockholder has executed this Agreement as of the date first set forth above.

STOCKHOLDER

BHP CAPITAL NY, INC.

By:	/s/ Bryan Pantofel
Bryan Pantofel, President

Address: 45 SW 9th Street, Suite 1603 Miami, Florida 33130

SIGNATURE PAGE
EXCHANGE AGREEMENT—MEDWELLAI, INC. (BHP)

6